                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5269

                              THE BRAZIL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       6/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

The Brazil Fund, Inc.

Annual Report to Stockholders

June 30, 2004

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

• closed-end investment company investing in a broad spectrum of Brazilian industries

• a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheBrazilFund.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - BZF

Contents

5 Portfolio Management Review

11 Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Stockholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Investment Manager

Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Managers Paul Rogers and Tara Kenney discuss the recent market environment and their strategy in managing The Brazil Fund, Inc. during the 12-month period ended June 30, 2004.

Q: How did Brazil's stock market perform during the annual period?

A: The Bovespa Stock Index returned 50.63% in US dollar terms, largely on the strength of the powerful rally that occurred in the first half of the reporting period (July-December 2003).1 During this time, Brazil's market was supported by positive developments both at home and abroad. On the domestic front, economic fundamentals continued to improve as exports rose, the balance of payments improved, inflation declined and interest rates continued to fall. The worldwide market backdrop was positive as well, as stronger global growth, rising demand from China and high commodity prices helped fuel both Brazil's economy and investors' appetite for emerging-markets equities.

1 Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The second half of the period brought a reversal of many of these trends. While Brazil's fiscal situation remains strong, domestic growth has yet to show a meaningful upturn. In addition, the Central Bank appears to have completed its easing cycle following quarter-point cuts in March and April. Investors were expecting deeper cuts coming into the year, so this lack of action disappointed the markets. The most significant news came from overseas, however. First, the widespread belief that the US Federal Reserve was about to begin to tighten interest rates drew investor assets away from higher-risk asset classes. Second, China's government announced its intention to curb growth in certain overheating sectors, which in turn led to a worldwide sell-off in commodities. As a result, the Bovespa declined significantly. At the same time, Brazil's currency, the real, also weakened. While the market recovered late in the period, the damage had been done: for the final six months of the period, the Bovespa returned -10.94% in US dollar terms.

Q: How did the fund perform?

A: The fund's net asset value (NAV) total return was 46.56% for the 12-month reporting period, while its share price - quoted on the New York Stock Exchange - returned 47.50%.

The primary reason for the fund's underperformance relative to the benchmark was its more conservative positioning, which hurt returns during the rally in 2003. To review, we emphasize companies with limited debt relative to cash flow, competitive market strength, high return on invested capital and strong management. Such companies tend to underperform in rallying markets, but they generally will perform better when investors are more risk-averse. This was reflected in fund performance: While in the first half of the fiscal period its return was 57.49% compared with the 69.14% return of the benchmark, its -6.95% return in the second half proved more resilient than the Bovespa by roughly four percentage points.

It is inevitable that market noise will have an impact on relative performance in the short term. However, it is important to keep in mind that our ultimate goal is long-term outperformance. And for the 10-year period ended June 30, 2004, The Brazil Fund had produced NAV and market value average annual total returns of 10.34% and 7.68%, respectively, compared to 6.53% for the Bovespa.

Q: Will you discuss the political and economic backdrop in Brazil?

A: The economic picture remains favorable despite the external disruptions of the second calendar quarter. Domestic inflation data has improved, and growth data is beginning to show positive signs, such as increases in supermarket sales and retail volumes. Expected 12-month inflation is hovering around 6.25%, which is within the government's target range. Industrial production figures for February, March and April were all bullish, and the trade account continues to surprise on the upside. Through the end of May, the five-month trade surplus is in excess of $11 billion, and the surplus is more than $28 billion for the 12 months ended May 2004. Contribution from exports is being driven as much by volume gains as higher prices, and Brazil has shown an ability to diversify its export base away from pure commodities and toward more value-added goods. As a result, projections for Brazil's trade surpluses in 2004 and 2005 are rising markedly. Although imports should also increase, with increased economic activity it is not likely they will offset the gain in exports. This would lead to a continued rise in the current account surplus and a more solid stance for the balance of payments.

The added inflow from the export contributions has bolstered net foreign reserves, which exceed $25 billion at present. The debt-to-GDP figure has been brought down to the 58% level - still high, but much improved. More importantly, only 17% of the country's debt is now dollar-denominated (compared with a high of 40%), and the government has masterfully increased the duration and maturity schedule. High primary surpluses, lower real interest rates and domestic growth should help to bring down the net debt/GDP profile even further.

News from the political front has been less encouraging, and this was a factor in the market weakness of the past half year. In order to hold the line on government spending, signs of an improving economic climate should reflect positively on President Luis Inacio "Lula" da Silva's popularity going forward. The upcoming municipal elections in October will be seen as a litmus test for Lula and his PT party and will signal his ability to move forward on more substantial reforms in 2005. While we expect some short-term noise to come from these elections, we do not expect a significant longer-term impact on the markets.

Q: What recent changes have you made to the portfolio's positioning?

A: While we have made few changes to the portfolio in recent months, there have been two notable sources of activity. First, we have shifted the fund's weightings within the commodities sector, trimming positions in stocks that we believed have risen to levels at which they are more fully valued and/or had grown too large a position within the portfolio. Examples include the pulp and paper company Aracruz Celulose SA and the steel companies Companhia Siderurgica Nacional and Gerdau SA. Since we still like the overall prospects for commodities-oriented companies, we redeployed the proceeds of these sales elsewhere in the sector.

Second, we participated in three of the four major stock offerings in Brazil so far this year. Purchases include All América Latina Logística S.A., a railroad logistics company, and Gol-Linhas Aéreas Inteligentes SA, a discount airline, both of which were initial public offerings (IPOs). We also participated in the secondary share offering of Companhia de Concessoes Rodovíarias S.A., a toll road operator. The success of these offerings is encouraging for several reasons. First, it helped demonstrate the presence of strong demand among local investors. Second, it is a positive sign that new companies coming to the market fit our strict investment criteria, including our requirement that the companies held in the fund demonstrate respect for minority shareholder rights. And third, the investment universe in Brazil continues to expand, providing greater opportunities to invest in smaller companies. This is reflected in the makeup of the fund: 36% of assets are now invested in companies with market capitalizations of less than $3 billion, compared with 41% with market caps above $5 billion. By providing access to smaller companies and IPOs, The Brazil Fund may be an attractive option for investors who are looking for an alternative to an index fund.

Q: What variables should investors be looking at over the second half of the year?

A: The continued improvement in Brazil's economic fundamentals, in conjunction with the country's reasonable market valuations, provides a positive underpinning for equities. But, as always, the market will be heavily influenced by external factors. If China and the United States both remain on track for strong economic growth, commodity prices stay near their current levels and the geopolitical backdrop is free of negative surprises, then the foundation is in place for the Brazilian market to build on its gains of the past year. However, if one or more of these factors breaks in an unfavorable direction and investors become more risk-averse as a result, Brazil will likely feel the impact regardless of the fundamental backdrop. We believe our emphasis on higher-quality, fundamentally sound companies will be well-suited for this uncertain environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Changes in Officers and Director

On May 14, 2004, Richard T. Hale resigned as the fund's Chairman, President and Chief Executive Officer in connection with his forthcoming retirement as a Managing Director of DeIM. In anticipation of the resulting vacancies, the fund's Board of Directors on May 10, 2004 elected Robert J. Callander, an independent director, as Chairman of the Board. The fund's Board believes that its appointment of an independent director as Chairman reaffirms the Board's longstanding commitment to strong, independent oversight of the fund's operations, and to progressive governance practices that seek to protect and serve the interests of all of the fund's stockholders. The supermajority of the fund's directors (currently six out of seven) have always been independent directors, not affiliated with DeIM, the fund's investment manager.

In addition, the Board, at the recommendation of the Committee on Independent Directors, elected Vincent J. Esposito, a Managing Director of DeIM, as a director of the fund and Vice Chairman of the fund's Board, and elected Julian F. Sluyters, also a Managing Director of DeIM, as the fund's President and Chief Executive Officer.

On July 7, 2004, the Board of Directors appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 31. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the fiscal year ended June 30, 2004, 96,400 fund shares were repurchased by the fund pursuant to the share repurchase plan as described above representing 0.6% of the shares outstanding as of June 30, 2004.

Net Asset Value

The fund's NAV is available daily on our Web site at www.TheBrazilFund.com or visit our Direct Link CEF.Scudder.com. (do not use www.) The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of August 3, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-CSRS contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Investment Summary as of June 30, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-9.13	-	-8.96	-	-10.37	-
One Year	47.50	47.50	46.56	46.56	50.63	50.63
Three Year	55.87	15.95	43.04	12.67	8.33	2.70
Five Year	71.04	11.33	76.24	12.00	3.92	.77
Ten Year	109.66	7.68	167.48	10.34	88.42	6.53

Per Share Information and Returns[a]
	Yearly periods ended June 30

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	24.47	26.27	35.71	23.67	17.03	24.01	19.63	15.43	17.91	25.58
Income Dividends ($)	-	.30	.61	.56	.79	.30	.42	.53	.27	.63
Capital Gains and Other Distributions ($)	2.36	.81	.75	2.32	2.27	-	.50	.19	-	-
Total Return (%)	18.36[c]	22.24[c]	43.88[c]	-23.82	-4.31	43.28	-14.01	-17.54	18.37	46.56

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
c Total returns would have been lower had certain expenses not been reduced.

Portfolio Summary as of June 30, 2004

Asset Allocation	6/30/04	6/30/03

Equity Securities	97%	99%
Cash Equivalents	3%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/04	6/30/03

Materials	29%	24%
Consumer Staples	17%	22%
Financials	15%	15%
Industrials	13%	9%
Energy	11%	11%
Telecommunication Services	8%	11%
Utilities	6%	7%
Consumer Discretionary	1%	1%
	100%	100%

Ten Largest Equity Holdings (66.7% of Portfolio)
1. Petróleo Brasileiro SA Producer and distributor of petroleum	10.8%
2. Banco Itaú Holding Financeira SA Provider of banking services	10.5%
3. Weg SA Manufactures and distributes individual machinery	8.7%
4. Companhia de Bebidas das Americas Produces beer, soft drinks, teas, mineral water, fruit juices and sports drinks	7.2%
5. Companhia Vale do Rio Doce Produces and sells iron	6.7%
6. Gerdau SA Produces and manufactures steel	5.5%
7. Companhia Siderurgica Nacional Manufactures iron and steel	4.9%
8. Votorantim Celulose e Papel SA Produces and exports wood-free printing, writing and specialty papers	4.4%
9. Aracruz Celulose SA Manufacturers forest products	4.0%
10. Souza Cruz SA Produces and sells cigarettes and other tobacco products	4.0%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of June 30, 2004

	Shares	Value ($)

Equity Securities 97.2%
Consumer Discretionary 0.6%
Textiles, Apparel & Luxury Goods
São Paulo Alpargatas SA (Preferred)*	32,579,600	2,575,963
Consumer Staples 16.6%
Beverages 7.2%
Companhia de Bebidas das Americas (Preferred)	148,207,965	29,584,442
Food & Drug Retailing 2.1%
Companhia Brasileira de Distribuição Grupo Pão de Açucar (Preferred)	496,916,400	8,460,139
Food Products 3.3%
Sadia SA (Preferred)	10,198,045	13,383,695
Tobacco 4.0%
Souza Cruz SA (Voting)	1,735,943	16,594,400
Energy 10.8%
Oil & Gas
Petróleo Brasileiro SA (Preferred)	1,773,458	44,428,399
Financials 14.1%
Banks 14.1%
Banco Bradesco SA (Preferred)	322,443	14,784,732
Banco Itaú Holding Financeira SA (Preferred)	462,349,180	43,148,595
		57,933,327
Industrials 12.8%
Aerospace & Defense 2.8%
Empresa Brasileira de Aeronautica SA (Preferred)	1,626,432	11,621,136
Airlines 0.2%
Gol-Linhas Aéreas Inteligentes SA (Preferred)*	81,484	696,813
Electrical Equipment 8.7%
Weg SA (Preferred)	14,926,600	35,551,040
Road & Rail 0.4%
All América Latina Logística (Preferred)*	100,000	1,685,029
Transportation Infrastructure 0.7%
Companhia de Concessoes Rodovíarias	250,000	2,875,081
Materials 28.1%
Metals & Mining 19.3%
Caemi Mineracao e Metalurgica SA (Voting)*	14,490,500	5,540,761
Companhia Síderurgica Nacional SA (Voting)	1,637,600	20,101,195
Companhia Vale do Rio Doce "A" (Preferred)**	706,304	27,590,715
Gerdau SA (Preferred)	1,889,360	22,744,564
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	325,600	3,397,382
		79,374,617
Paper & Forest Products 8.8%
Aracruz Celulose SA "B" (Preferred)	5,109,599	16,607,025
Klabin SA (Preferred)	1,075,000	1,428,224
Votorantim Celulose e Papel SA (Preferred)	286,900,000	18,128,808
		36,164,057
Telecommunication Services 8.2%
Diversified Telecommunication Services 3.5%
Brasil Telecom SA (Preferred)	882,078,868	3,244,198
Brasil Telecom Participaçoes SA (Preferred)	1,184,456,600	7,257,963
Telemar Norte Leste SA "A" (Preferred)	219,434,100	3,782,856
		14,285,017
Wireless Telecommunication Services 4.7%
Tele Centro Oeste Celular Participaçoes SA (Preferred)*	1,055,000,000	3,230,638
Tele Norte Leste Participaçoes SA (Preferred)	848,206,089	10,760,619
Tele Norte Leste Participaçoes SA	49,819	539
Telesp Cellular Participaçoes SA (Preferred)*	1,680,000,000	5,286,066
		19,277,862
Utilities 6.0%
Electric Utilities 4.5%
Centrais Elétricas Brasileiras SA "B" (Preferred)	380,000,000	3,780,298
Companhia Energética de Minas Gerais SA (Preferred)	842,171,369	12,608,009
Companhia Paranaense de Energia-Copel "B" (Preferred)	645,166,700	2,101,078
		18,489,385
Multi-Utilities & Unregulated Power 0.4%
Ultrapar Participaçoes SA (Preferred)	143,748,000	1,535,765
Water Utilities 1.1%
Companhia Saneamento Basico do São Paulo SA (Voting)	106,400,000	4,620,091
Total Equity Securities (Cost $173,020,352)		399,136,258
Cash Equivalents 2.8%
Scudder Cash Management QP Trust, 1.20% (b) (Cost $11,526,349)	11,526,349	11,526,349
Total Investment Portfolio - 100.0% (Cost $184,546,701) (a)		410,662,607

* Non-income producing security.
** These shares have limited voting rights.
(a) The cost for federal income tax purposes was $185,348,915. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $225,313,692. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $249,044,571 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,730,879.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004
Assets
Investments: Investments in securities, at value (cost $173,020,352)	$ 399,136,258
Investments in Scudder Cash Management QP Trust, at value (cost $11,526,349)	11,526,349
Total investments in securities, at value (cost $184,546,701)	410,662,607
Brazilian real, at value (cost $4,083,880)	4,109,221
Receivable for investments sold	323,637
Dividends receivable	2,373,584
Interest receivable	10,923
Other assets	12,094
Total assets	417,492,066
Liabilities
Due to custodian bank	323,637
Payable for investments purchased	764,300
Accrued management fee	341,964
Other accrued expenses and payables	620,961
Total liabilities	2,050,862
Net assets, at value	$ 415,441,204
Net Assets
Net assets consist of: Undistributed net investment income	6,294,688
Net unrealized appreciation (depreciation) on: Investments	226,115,906
Brazilian real related transactions	(55,800)
Accumulated net realized gain (loss)	(2,525,185)
Cost of 195,700 shares held in treasury	(3,033,037)
Paid-in capital	188,644,632
Net assets, at value	$ 415,441,204
Net Asset Value per share ($415,441,204 / 16,241,288 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 25.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,934,857)	$ 18,077,149
Interest - Scudder Cash Management QP Trust	36,934
Total Income	18,114,083
Expenses: Management fee	4,283,232
Administrator's fee	50,000
Services to shareholders	32,127
Custodian and accounting fees	1,062,843
Auditing	130,214
Legal	323,345
Directors' fees and expenses	110,104
Reports to shareholders	78,753
NYSE listing fee	21,250
Other	42,935
Total expenses, before expense reductions	6,134,803
Expense reductions	(885)
Total expenses, after expense reductions	6,133,918
Net investment income (loss)	11,980,165
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,193,325
Brazilian real related transactions (including CPMF tax of $131,840)	(964,136)
3,229,189
Net unrealized appreciation (depreciation) during the period on: Investments	119,779,672
Brazilian real related transactions	(170,772)
119,608,900
Net gain (loss) on investment transactions	122,838,089
Net increase (decrease) in net assets resulting from operations	$ 134,818,254

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended June 30,
	2004	2003
Operations: Net investment income (loss)	$ 11,980,165	$ 8,221,351
Net realized gain (loss) on investment transactions	3,229,189	(2,753,469)
Net unrealized appreciation (depreciation) on investment transactions during the period	119,608,900	39,198,993
Net increase (decrease) in net assets resulting from operations	134,818,254	44,666,875
Distributions to shareholders from: Net investment income	(10,232,011)	(4,437,987)
Fund share transactions: Cost of shares repurchased	(1,696,069)	(1,336,968)
Cost of shares reacquired	-	(150,372)
Net increase (decrease) in net assets from Fund share transactions	(1,696,069)	(1,487,340)
Increase (decrease) in net assets	122,890,174	38,741,548
Net assets at beginning of period	292,551,030	253,809,482
Net assets at end of period (including undistributed net investment income of $6,294,688 and $5,507,670, respectively)	$ 415,441,204	$ 292,551,030
Other Information
Shares outstanding at beginning of period	16,337,688	16,450,120
Shares repurchased	(96,400)	(99,300)
Shares reacquired	-	(13,132)
Net increase (decrease) in Fund shares	(96,400)	(112,432)
Shares outstanding at end of period	16,241,288	16,337,688

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$ 17.91	$ 15.43	$ 19.63	$ 24.01	$ 17.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.50	.54	.67	.48
Net realized and unrealized gain (loss) on investment transactions	7.54	2.23	(4.02)	(4.13)	6.80
Total from investment operations	8.28	2.73	(3.48)	(3.46)	7.28
Less distributions from: Net investment income	(.63)	(.27)	(.53)	(.42)	(.30)
Net realized gains on investment transactions	-	-	(.19)	(.50)	-
Total distributions	(.63)	(.27)	(.72)	(.92)	(.30)
NAV accretion resulting from repurchase of shares at value	.02	.02	-	-	-
Net asset value, end of period	$ 25.58	$ 17.91	$ 15.43	$ 19.63	$ 24.01
Market value, end of period	$ 21.51	$ 14.95	$ 12.75	$ 15.15	$ 17.13
Total Return
Per share net asset value (%)[b]	46.56	18.37	(17.54)	(14.01)	43.28
Per share market value (%)[b]	47.50	19.64	(11.67)	(7.00)	17.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	415	293	254	323	395
Ratio of expenses (%)	1.56	1.65	1.52	1.44	1.49
Ratio of net investment income (loss) (%)	3.05	3.60	3.04	3.03	2.42
Portfolio turnover rate (%)	4	5	3	8	14

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2004, the exchange rate for the Brazilian Real was US $0.3240 to 1 Real.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,723,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2011, the expiration date, whichever occurs first.

Presently, the Fund is subject to a nonrecoverable withholding tax of 15% on certain dividends earned by the Fund from Brazilian issuers.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 6,294,688
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,723,000)
Unrealized appreciation (depreciation) on investments	$ 225,313,692

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2004	2003
Distributions from ordinary income*	$ 10,232,011	$ 4,437,987

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $13,473,460 and $25,448,776, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to an annual rate of 1.20% of the first $150,000,000 of the Fund's average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Accordingly, for the year ended June 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.09% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with BankBoston Banco Multiplo S.A. ("BankBoston Banco"), pursuant to which BankBoston Banco acts as the Fund's Brazilian Administrator. The Fund has agreed to pay BankBoston Banco, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the year ended June 30, 2004, the Administrator's fee amounted to $50,000, of which $12,500 is unpaid at June 30, 2004.

For the year ended June 30, 2004, the Manager agreed to reimburse the Fund $885 for expenses relating to service provider fees.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2004, the amount charged to the Fund by SISC aggregated $16,200, of which $5,400 is unpaid at June 30, 2004.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended June 30, 2004, the amount charged to the Fund by SSC aggregated $15,000 of which $5,000 is unpaid at June 30, 2004.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended June 30, 2004, the amount charged to the Fund by SFAC aggregated $183,754, of which $47,872 is unpaid at June 30, 2004.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for US federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable US tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Ownership of the Fund

At June 30, 2004, The President and Fellows of Harvard College held approximately 22% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5.0 percent of its net assets under the agreement.

G. Common Stock

Shares issued in fiscal 2002 for the Dividend Reinvestment Plan were reacquired in the open market and retired in fiscal 2003.

H. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. During the years ended June 30, 2004 and June 30, 2003, the Fund purchased 96,400 and 99,300 shares of common stock on the open market at a total cost of $1,696,069 and $1,336,968, respectively. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchases, was 15.7% and 15.9%, respectively. These shares are held in treasury.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 18, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $1,934,857 and earned $14,149,703 of foreign source income during the year ended June 30, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.12 per share as foreign taxes paid and $0.87 per share as income earned from foreign sources for the year ended June 30, 2004.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "fund"), was held on July 7, 2004, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 280 Park Avenue, New York, NY 10017. At the meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect three Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Vincent J. Esposito	7,090,758	7,300,164
Ronaldo A. da Frota Nogueira	7,118,607	7,272,315
Susan Kaufman Purcell	7,094,367	7,296,555

While Mr. Esposito, Mr. Nogueira and Ms. Purcell were not elected to a new term, under Maryland law and the fund's bylaws, they will continue in office until their successors have been elected and qualify.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for The Brazil Fund, Inc. as of June 30, 2004. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of Scudder New Asia Fund, Inc., The Korea Fund, Inc., and Scudder Global High Income Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (73) Chairman 2004-present Director 2000-present	Retired Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	4
Kenneth C. Froewiss (58) Director 1997-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4
William H. Luers (75) Director 1997-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	4
Ronaldo A. da Frota Nogueira (65) Director 1987-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA)	4
Susan Kaufman Purcell (62) Director 2001-present	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations	4
Kesup Yun (59) Director 2001-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4

Interested Director and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[1,2] (48) Vice Chairman and Director 2004-present	Managing Director, DeAM (since 2003); Vice President of Central European Equity Fund, Inc. (since 2003); Vice President of The Germany Fund, Inc. (since 2003); Vice President of The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)	4
Julian F. Sluyters[2] (44) President and Chief Executive Officer 2004-present	Managing Director, DeAM (since May 2004); President and Chief Executive Officer of The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); Chief Executive Officer of the Scudder Funds (203 funds); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Tara C. Kenney[3] (43) Vice President 2000-present	Managing Director of Deutsche Asset Management	n/a
John Millette[3] (41) Vice President and Secretary 1999-present	Director of Deutsche Asset Management	n/a
Paul H. Rogers[3] (48) Vice President 1998-present	Managing Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[4] (43) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002-present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds (1994-1999)
n/a
Charles A. Rizzo[3] (46) Treasurer and Chief Financial Officer 2002-present	Managing Director (since 2004) and Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Kathleen Sullivan D'Eramo[3] (47) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Kevin M. Gay[3,5] (44) Assistant Treasurer 2004-present	Vice President of Deutsche Asset Management (since 2002); formerly, a Vice President and Director of PFPC, Inc. or its predecessor organization (1994-2002)	n/a
Salvatore Schiavone[3] (38) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (42) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
2 Address: 345 Park Avenue, New York, New York
3 Address: Two International Place, Boston, Massachusetts
4 Address: One South Street, Baltimore, Maryland
5 Elected July 7, 2004

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

ITEM 2.         CODE OF ETHICS.

As of the end of the period, June 30, 2004, The Korea Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal
Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert
J.Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                 THE BRAZIL FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

------------- ---------------- -------------------- ------------------ ---------------
Fiscal Year                                                                 All
   Ended          Audit Fees       Audit-Related      Tax Fees Billed    Other Fees
  June 30,     Billed to Fund  Fees Billed to Fund       to Fund       Billed to Fund
------------- ---------------- -------------------- ------------------ ---------------
2004                $99,000            $185                $13,100           $0
------------- ---------------- -------------------- ------------------ ---------------
2003                $95,700           $1,205               $13,300           $0
------------- ---------------- -------------------- ------------------ ---------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

-------------- --------------------- ---------------------- -------------------
                  Audit-Related                                    All
                  Fees Billed to       Tax Fees Billed to   Other Fees Billed
Fiscal Year        Adviser and            Adviser and         to Adviser and
  Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 June 30,       Service Providers      Service Providers    Service Providers
-------------- --------------------- ---------------------- -------------------
2004                 $807,051                 $0                    $0
-------------- --------------------- ---------------------- -------------------
2003                 $537,013               $55,500                 $0
-------------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

------------ ---------------- --------------------- -------------------- ------------------
                               Total Non-Audit Fees
                              billed to Adviser and
                                 Affiliated Fund
                                Service Providers   Total Non-Audit Fees
                               (engagements related   billed to Adviser
                                 directly to the     and Affiliated Fund
               Total             operations and      Service Providers
             Non-Audit Fees    financial reporting       (all other
Fiscal Year  Billed to Fund        of the Fund)         engagements)     Total of (A), (B)
  Ended
 June 30,          (A)                 (B)                   (C)              and (C)
------------ ---------------- --------------------- -------------------- -----------------
2004             $13,100                $0               $1,722,293         $1,735,393
------------ ---------------- --------------------- -------------------- -----------------
2003             $13,300             $55,500             $6,200,636         $6,269,436
------------ ---------------- --------------------- -------------------- -----------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Kenneth C. Froewiss
(Chairman), Robert J. Callander, William H. Luers, Ronaldo A. da Frota Nogueira,
Susan Kaufman Purcell, and Kesop Yun.

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various  proposals,  such as:

o        Shareholder  Rights -- The advisor  generally  votes against  proposals that restrict shareholder rights.

o        Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem  poison  pills,  and votes  "against"  the adoption of poison pills if they are submitted for shareholder  ratification.  The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor  generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third-party,  except for  proxies solicited by or with respect to investment companies for which the advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the advisor's  general  voting  positions on various proposals,  the advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual  practices of  the  public  companies  within  the  Deutsche  Bank  organization  or of the investment  companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The  advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee  should be recused from  participating in a  particular  proxy vote,  it will  inform the proxy  voting  committee.  If notified  that the advisor has a material  conflict,  or fewer than three voting members are eligible to  participate  in the proxy vote,  typically  the advisor will  engage an  independent  third  party to vote the proxy or follow the proxy
voting   recommendations   of  an   independent   third  party.   Under  certain
circumstances,  the advisor  may not be able to vote  proxies or the advisor may find  that the  expected  economic  costs  from  voting  outweigh  the  benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local  restrictions or customs.  The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         REPURCHASE DISCLOSURE

---------------------------------------------------------------------
                                        (a)           (b)

                                        Total Number  Average Price
Period                                  of Shares     Paid per Share
                                        Purchased*

---------------------------------------------------------------------

July 1 through July 31, 2003              28,300      $15.6340
August 1 through August 31, 2003          20,100      $15.8552
September 1 through September 30, 2003    12,000      $18.6483
October 1 through October 31, 2003        22,000      $19.2173
November 1 through November 30, 2003      10,000      $20.0433
December 1 through December 31, 2003      4,000       $21.9863
January 1 through January 31, 2004          0            $0
February 1 through February 29, 2004        0            $0
March 1 through March 31, 2004              0            $0
April 1 through April 30, 2004              0            $0
May 1 through May 31, 2004                  0            $0
June 1 through June 30, 2004                0            $0

---------------------------------------------------------------------
Total                                     96,400      $17.5941
---------------------------------------------------------------------

------------------------------------------------------------------------------
                                            (c)                 (d)
                                        Total Number of     Maximum Number of
                                        Shares Purchased    Shares that May
Period                                  as Part of          Yet Be Purchased
                                        Publicly Announced  Under the
                                        Plans or Programs   Plans or Programs
------------------------------------------------------------------------------

July 1 through July 31, 2003                       n/a               n/a
August 1 through August 31, 2003                   n/a               n/a
September 1 through September 30, 2003             n/a               n/a
October 1 through October 31, 2003                 n/a               n/a
November 1 through November 30, 2003               n/a               n/a
December 1 through December 31, 2003               n/a               n/a
January 1 through January 31, 2004                 n/a               n/a
February 1 through February 29, 2004               n/a               n/a
March 1 through March 31, 2004                     n/a               n/a
April 1 through April 30, 2004                     n/a               n/a
May 1 through May 31, 2004                         n/a               n/a
June 1 through June 30, 2004                       n/a               n/a

------------------------------------------------------------------------------
Total                                              n/a               n/a
------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the 345 Park Avenue New
York, NY 10154

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Brazil Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Brazil Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004